UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 2005



                             ACCO BRANDS CORPORATION
             (Exact name of registrant as specified in its charter)

                          -----------------------------


               DELAWARE                                001-08454                             36-2704017
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

           300 TOWER PARKWAY                                                                    60045
        LINCOLNSHIRE, IL 60069                                                               (Zip Code)
    (Address of principal executive
               offices)



        Registrant's telephone number, including area code (847) 484-4800





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
                  ----------------------------------------------

On November 9, 2005, ACCO Brands Corporation issued a press release announcing its earnings for the three and nine month periods ended September 30, 2005. A copy of that release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

(c) Exhibits.

99.1 Press release dated November 9, 2005 of the Registrant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACCO BRANDS CORPORATION
                                          (Registrant)

                                          By:  /s/ Steven Rubin
                                               ---------------------------------
                                               Name:  Steven Rubin
                                               Title: Vice President, Secretary
                                                      and General Counsel



Date:  November 9, 2005

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NUMBER  DESCRIPTION
--------------  -----------

    99.1        Press Release, dated November 9, 2005.


                                       4